As filed with the Securities and Exchange Commission on April 20, 2004

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐  PRE-EFFECTIVE AMENDMENT NO.

☐  POST-EFFECTIVE AMENDMENT NO.

ORCHARD FIRST SOURCE, INC.

(Exact Name of Registrant as Specified in Charter)

6922 Hollywood Blvd., 9th Floor

Hollywood, CA 90028

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (323) 860-9541

Glenn R. Pittson

c/o Orchard First Source Management, LLC

6922 Hollywood Blvd., 9th Floor

Hollywood, CA 90028

(323) 860-9541

(Name and Address of Agent for Service)

Copies to:

Frank H. Golay, Jr. William G. Farrar Patrick S. Brown Sullivan & Cromwell LLP 1888 Century Park East Los Angeles, CA 90067-1725 (310) 712-6600	Charles K. Ruck R. Scott Shean Latham & Watkins LLP 650 Town Center Drive, Suite 2000 Costa Mesa, CA 92626 (714) 540-1235	Steven B. Boehm Cynthia M. Krus Sutherland Asbill & Brennan LLP 1275 Pennsylvania Ave., N.W. Washington, D.C. 20004 (202) 383-0100

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)

Common Stock, $0.001 par value per share		$	$460,000,000	$58,282

(1)	Includes the underwriters’ over-allotment option.
(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 20, 2004

[Logo] Orchard First Source, Inc.

             Shares

Common Stock

Orchard First Source, Inc. is a newly organized, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current cash income and capital appreciation through debt and equity investments. We intend to invest in U.S. middle-market companies primarily in the form of senior secured loans and, to a lesser extent, mezzanine loans, which may include an equity component.

We will be managed by Orchard First Source Management, LLC, or OFS Management, a newly formed investment adviser and an affiliate of Orchard Paladin Asset Management, LLC, or OP Asset Management. OP Asset Management is an asset manager specializing in the acquisition, origination, underwriting and management of middle-market loans and other credit-based financial assets. Our investment adviser’s manager will be First Source Financial, Inc., or First Source, a subsidiary of OP Asset Management. First Source will also provide the administrative services necessary for us to operate.

The underwriters will reserve up to              shares for sale at the public offering price to our directors and officers, the employees of OFS Management or its manager and certain other persons associated with us.

Because we are newly organized, our shares have no history of public trading. We have applied to have our common stock approved for quotation on The Nasdaq National Market under the symbol “OFSI.” Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference.

Investing in our common stock involves risks.

See “ Risk Factors” beginning on page 8.

	Per Share	Total(1)
Public offering price	$	$

Underwriting discounts and commissions (sales load)	$	$

Proceeds, before expenses, to Orchard First Source, Inc.(2)	$	$

(1)	We have granted the underwriters a 30-day option to purchase up to an additional shares of our common stock at the public offering price, less the underwriting discount (sales load). If the over-allotment option is exercised in full, the total public offering price will be $ and the total underwriting discount (sales load) will be $ . The proceeds to us would be $ , before deducting expenses payable by us.
(2)	We estimate that we will incur approximately $ in offering expenses in connection with this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Jefferies & Company, Inc.

The date of this Prospectus is             , 2004

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information from that contained in this prospectus. We are not and the underwriters are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “OFSI” refer to Orchard First Source, Inc.; “OFS Management” or “investment adviser” refers to Orchard First Source Management, LLC; “First Source” refers to First Source Financial, Inc.; and “OP Asset Management” refers to Orchard Paladin Asset Management, LLC.

Our Company

We are a newly organized, closed-end investment company that was incorporated in Maryland in April 2004. We have elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act, and intend to be treated as a regulated investment company for federal income tax purposes. Our investment objective is to generate both current cash income and capital appreciation. We plan to invest the proceeds of this offering primarily in senior secured loans and, to a lesser extent, mezzanine loans of private U.S. middle-market companies. According to Loan Pricing Corporation, a Reuters company, the middle market is comprised of companies with annual revenues of no more than $500 million. Within this market, we intend to target companies with annual revenues of at least $25 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of at least $5 million. We anticipate that our investments will be primarily in non-broadly syndicated debt instruments such as whole loans, in which we are the sole lender, and club loans, in which we are one in a small group of lenders.

For middle-market companies with EBITDA of at least $5 million, we expect to make whole loans generally ranging in size from $10 million to $50 million. For middle-market companies with EBITDA of at least $25 million, we anticipate originating or participating in club loans generally ranging in size from $20 million to $200 million, with our investment generally ranging from $10 million to $50 million. We expect that the interest rate on our senior secured loans generally will range between 2% and 10% over the London Interbank Offered Rate. As for our mezzanine loan investments, we will generally target a total return of 12% to 20%, including the return on equity interests such as warrants or options which we may receive in connection with these mezzanine investments. In addition, we may to a limited extent opportunistically invest in other investments, including broadly syndicated loans, distressed debt, equity or other securities of public companies and the equity securities of special purpose entities formed in connection with loan securitizations.

We will be managed by our investment adviser, OFS Management, a newly formed investment adviser that will be registered under the Investment Advisers Act, or the Advisers Act. Under our investment advisory and management agreement, we will pay our investment adviser a management fee and an incentive fee based on our performance.

Our Investment Adviser

OFS Management, our investment adviser, is a newly formed limited liability company whose manager is First Source. First Source is a wholly-owned subsidiary of OP Asset Management. OP Asset Management is an asset manager specializing in the acquisition, origination, underwriting and management of middle-market loans and other credit-based financial assets. OP Asset Management acquired First Source in February 2004 to add management and personnel experienced in underwriting analysis and portfolio management and administration. Our investment adviser intends to draw upon the significant experience of Richard Ressler, the Chairman of OP Asset Management and chairman of our investment adviser’s investment committee, and of the investment professionals at First Source, including its senior management team of Robert Martin, Glenn Pittson and Nicholas Yakubik. Together, Messrs. Ressler, Martin, Pittson and Yakubik have over 90 years combined experience in raising capital, investing in debt and equity securities and managing investments in companies.

Mr. Ressler will serve as the chairman of our investment adviser’s investment committee. Mr. Ressler has been actively involved in managing and investing in private middle-market companies for 20 years. He has developed an expansive network of relationships in the sponsor group and corporate arena, which our investment adviser intends to leverage for loan origination purposes. As officers of First Source, Messrs. Martin, Pittson and Yakubik will be actively involved in the management of our investment adviser. Messrs. Martin, Pittson and Yakubik were responsible for originating over $10 billion in loans over 18 years at CIBC World Markets Corp., NationsBank, N.A. and its predecessors and Citibank, N.A. As a part of those activities, Mr. Martin and Mr. Pittson were responsible for starting the leveraged buyout business at CIBC World Markets Corp. in 1985 and growing it into a core business activity.

Our investment adviser will also rely upon the considerable experience of the other investment professionals at First Source. Prior to its acquisition, First Source had originated, sourced, structured and managed approximately 500 transactions aggregating over $5 billion of commitments in middle-market senior leveraged loans. Since 2000, First Source has focused its efforts on managing and administering its investment portfolio, rather than on loan origination, and correspondingly has developed a sophisticated operational platform and infrastructure for portfolio management. At the time of its acquisition, First Source managed approximately $600 million in assets, including the Special Situations Opportunity Fund I, or SSOF I, a loan portfolio consisting of approximately 65 whole, club or syndicated loans. OP Asset Management is now the collateral manager of that fund with First Source as its administrator. First Source currently has 25 employees, including 15 credit professionals and 10 in portfolio management and administration. The majority of First Source employees are located in Rolling Meadows, Illinois, where loan servicing and administration is located.

Our Industry

We believe our target market of senior secured and mezzanine lending represents an attractive investment opportunity for the following reasons:

•	The financial services industry has experienced broad-based consolidation, with the number of FDIC-insured financial institutions declining 39% from 15,158 in 1990 to 9,182 in 2003, resulting in decreased focus on middle-market businesses as compared to larger businesses;

•	We believe the resulting banks are seeking to increase the liquidity of their portfolios by focusing on lending to companies outside our targeted market;

•	We believe that the recovery rates on defaulted assets in the middle market are superior compared to the loan market as a whole; and

•	We believe there is a large pool of un-invested private equity capital to sponsor transactions and private equity funds will seek to leverage their investments by combining capital with senior secured and mezzanine loans from other sources.

Our Business Strategy

To achieve our investment objective, we intend to implement the following key elements of our strategy:

•	Source deals through our investment adviser’s broad network of contacts and existing relationships. We believe that we and our investment adviser are well positioned to source the investment opportunities in our targeted segment of the middle market. In particular, we do not expect to face the same conflicts that companies similar to us but affiliated with private equity sponsors are likely to encounter. Our investment adviser intends to pursue opportunities in our targeted segment of the middle market through the following four-prong approach:

•	Promptly initiate dialogue with the extensive relationships established by First Source through over 500 loans to middle-market companies since 1995;

•	Access the numerous long-term relationships that the investment professionals of our investment adviser have with financial intermediaries;

•	Generate additional investment opportunities through our investment adviser’s extensive contacts with sponsor groups; and

•	Pursue investments in pools of middle-market loans through securitization structures.

•	Offer custom-tailored transaction structuring with a high level of service and operational orientation. The broad expertise of the investment professionals of our investment adviser will enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. This approach should enable our investment adviser to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated objective even during turbulent periods in the capital markets.

•	Employ a disciplined, value-oriented investment philosophy with a focus on preservation of capital. The investment professionals at our investment adviser have extensive experience in managing investments to preserve capital. While at First Source, several of these professionals established a sophisticated operational platform and infrastructure for investment management. Our investment adviser intends to utilize this platform to aggressively manage our investments.

•	Use leverage. After we have invested all or a substantial portion of the proceeds of this offering, we expect to borrow money to make future investments, subject to the limitations of the 1940 Act and any other applicable federal or state laws.

Operating and Regulatory Structure

Our investment activities will be managed by OFS Management and supervised by our board of directors, a majority of whom are independent. OFS Management is a newly formed investment adviser that will be registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay our investment adviser an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management—Investment Advisory and Management Agreement.”

As a business development company, we will be required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance investments using debt. However, our ability to use debt will be limited in certain significant respects. See “Regulation.” We intend to elect to be treated for federal income tax purpose as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. See “Material U.S. Federal Income Tax Considerations.”

Our Corporate Information

Our executive offices are located at 6922 Hollywood Blvd., 9th Floor, Hollywood, CA 90028, telephone number (323) 860-9541 and our administrative offices are located at 2850 West Golf Road, Suite 520, Rolling Meadows, IL, 60008, telephone number (847) 734-2000.

The Offering

Common stock offered by us

             shares, excluding              shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to              shares of common stock for sale, directly or indirectly, to our directors and officers, the employees of OFS Management or its manager and certain other persons associated with us.

Common stock to be outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 18 months, depending on the availability of investment opportunities that are consistent with our investment objectives and other market conditions. We expect that we will be able to invest in senior secured loans more rapidly than we can invest in mezzanine loans. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Distributions	We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors.

Taxation

We intend to elect to be treated for federal income tax purposes as a regulated investment company. As a regulated investment company, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our regulated investment company tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions.”

Dividend reinvestment plan

We have a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Proposed Nasdaq National Market symbol	OFSI

Trading

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Anti-takeover provisions

Our board of directors will be divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Our Stock.”

Risk factors

See “Risk Factors” beginning on page 8 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Management arrangements

OFS Management will serve as our investment adviser. First Source, the manager of our investment adviser, will serve as our administrator. We have entered into license agreements with Orchard Capital Corporation and First Source, pursuant to which Orchard Capital Corporation has agreed to grant us a non-exclusive license to use the name “Orchard” and First Source has agreed to grant us a non-exclusive license to use the name “First Source.” See “Management—Investment Advisory and Management Agreement,” “—Administration Agreement” and “—License Agreements.”

Available information

After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.

Fees and Expenses

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “OFSI,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in OFSI.

Stockholder transaction expenses:

Sales load (as a percentage of offering price)%		(1)

Offering expenses borne by us (as a percentage of offering price)%		(2)

Dividend reinvestment plan expenses	0.00	%(3)

Total stockholder transaction expenses (as a percentage of offering price)%

Annual expenses (as a percentage of net assets attributable to common stock):

Management fees	2.00	%(4)

Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00	%(5)

Interest payments on borrowed funds	0.00	%(6)

Other expenses	%	(7)

Total annual expenses (estimated)%		(4)(7)

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $ .

(3)	The expenses of the dividend reinvestment plan are included in other expenses.

(4)	Our management fee is based on our gross assets. See “Management—Investment Advisory and Management Agreement.”

(5)	Based on our current business plan, we do not expect to invest fully the net proceeds from this offering for up to 18 months and we expect that we will have no capital gains and a small amount of interest income that is not likely to exceed the quarterly hurdle rate described below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our loans and investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income that exceeds a 2.00% quarterly (8.00% annualized) hurdle rate, subject to a “catch-up” provision measured as of the end of each calendar quarter. The second part of the incentive fee will equal 20% of our realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation and will be payable at the end of each audited financial reporting period. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement.”

(6)	We have no outstanding debt as of the date of this prospectus. However, we expect to incur debt to finance investments after using all or substantially all the net proceeds from this offering.

(7)	Includes estimated organizational expenses of $ (which are non-recurring) and our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by First Source in performing its obligations under the administration agreement. See “Management—Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above. If we incur leverage following the date of this offering, our expenses would increase.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our common stock involves a number of significant risks. We cannot assure you that we will achieve our investment objectives. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a new company with no operating history.

We were incorporated in April 2004 and have not yet commenced operations. As a result, we have no financial information on which you can evaluate an investment in our company or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or fall to zero. We anticipate that it will take us up to 18 months to invest substantially all of the net proceeds of this offering in our targeted investments. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in senior secured and mezzanine loans. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested.

Our investment adviser and its senior management have no experience managing a business development company.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our investment adviser’s and its senior management’s lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure by us to comply with the constraints of the 1940 Act could cause us to lose our status as a business development company. If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would further decrease our operating flexibility.

We are dependent upon our investment adviser’s key personnel for our future success.

We will depend on the diligence, skill and network of business contacts of the investment professionals of our investment adviser for the evaluation, negotiation, structuring and monitoring of our investments. Our future success will depend, to a significant extent, on the continued service and coordination of its senior management team, particularly, Glenn Pittson, the chief executive officer of our investment adviser, Nicholas Yakubik, the chief credit officer of our investment adviser, and Robert Martin, the chief operating officer of our investment adviser. Each of these individuals is an employee at will and is not subject to an employment contract. In addition, we will rely on the services of Richard Ressler who will serve as the chairman of our investment adviser’s investment committee pursuant to a consulting agreement with Orchard Capital Corporation, or Orchard Capital. The departure of Mr. Ressler or any of the senior managers of our investment adviser, or of a significant number of its other investment professionals, could have a material adverse effect on our ability to achieve our investment objective.

You must rely on the investment decisions of our investment advisor.

We will invest in companies selected by our investment adviser. Our stockholders will have no right or power to take part in our management or the management of our investment adviser, other than their ability to terminate the investment advisory and management agreement, and will not have access to the detailed financial information made available by our portfolio companies and potential portfolio companies. Accordingly, investors must be willing to entrust all aspects of the selection and management of our investments to our investment adviser. Many of our investment adviser’s investment professionals have not been actively engaged in loan originations for several years, and our investment strategies may differ from those of other investments that are or have been managed by the these individuals. Accordingly, we cannot assure you that our investment adviser will replicate the historical performance of these individuals, and we caution you that our investment returns could be substantially lower than other returns achieved by these individuals.

Additionally, we cannot assure you that OFS Management will remain our investment adviser. The investment advisory contract with OFS Management has an initial two-year term, may be renewed annually thereafter and may be terminated at any time, by our directors or stockholders or by our investment adviser, upon not more than 60 days’ notice.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we plan to make in middle-market companies. We will compete with other business development companies, public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than us. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company.

We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that are consistent with our investment objective.

We will be subject to corporate-level income tax if we are unable to qualify as a regulated investment company under the Internal Revenue Code.

To qualify as a regulated investment company under the Internal Revenue Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a regulated investment company is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we expect to use debt financing in the future, we also expect to be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a regulated investment company. If we are unable to obtain cash from other sources, we may fail to qualify as a regulated investment company and, thus, may be subject to corporate-level income tax. To qualify as a regulated investment company, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of regulated investment company status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a regulated investment company for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contractual payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances as a result of contractual payment-in-kind arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a regulated investment company. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a regulated investment company and thus be subject to corporate-level income tax. For additional discussion regarding the tax implications of a regulated investment company, please see “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

We expect to borrow money to fund our future investments, which could magnify the potential for gain or loss on amounts invested and could increase the risk of investing in our common stock.

In the future, we expect to leverage our portfolio by utilizing borrowings to fund our investments. Providers of this indebtedness may obtain fixed dollar claims on our assets that are superior to the claims of our common stockholders. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged. Any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make dividend payments on our common stock.

The 1940 Act requires that our asset coverage ratio (the ratio of our total assets to our total indebtedness) be at least 200%. Our ability to achieve our investment objective may depend in part on our future ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. We cannot assure you that we will be able to obtain the financing necessary to maintain that leverage on favorable terms, if at all.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

Our business may require or utilize capital in addition to the proceeds of this offering. If so, we may acquire additional capital from the following sources:

•	Senior Securities and Other Indebtedness. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities, up to the maximum amount permitted by the 1940 Act. If we issue senior securities, including debt or preferred stock, we will be exposed to additional risks, including the following:

•	Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales may be disadvantageous.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

•	It is likely that any securities we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities.

•	Any convertible or exchangeable securities, such as preferred stock, that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of common stock.

•	Additional Common Stock. We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

•	Securitization of Loans. In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Changes in interest rates may affect our cost of capital and net investment income.

If we borrow to fund our investments, a portion of our income may become dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. Some of our investments will have fixed interest rates, while our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop that expertise.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Typically there is not a public market for the securities of the middle-market, privately-held companies in which we will generally invest. As a result, we will value our investments in privately-held companies on a quarterly basis based on a determination of their fair value made in good faith and in accordance with our established guidelines by our board of directors. Each valuation will be made by our board of directors after considering the recommendation of our investment adviser. Our board of directors will utilize the services of an independent valuation firm to aid it in determining the fair value of these securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our affiliates have material non-public information regarding such portfolio company.

Furthermore, since we generally intend to invest in debt securities with a term of up to 10 years and to hold our investments in debt securities and any related warrants or other equity interests until maturity of the debt, you should not expect to realize capital gains, if at all, in the near-term.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability to invest in targeted investments, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the management team of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, including, without limitation, other potential business development companies or funds. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests or those of our stockholders. For example, Messrs. Ressler, Martin, Pittson and Yakubik, each of whom is an officer or director of ours and/or our investment adviser, are also founders and/or owners of OP Asset Management, which, among other things, manages Special Situations Opportunity Fund I, LLC, or SSOF I, and may, in the future, manage investments similar to SSOF I. SSOF I is a special purpose entity established in 2003 in connection with the acquisition of a portfolio of loans to middle-market companies. While SSOF I does not broadly and actively market and originate new loans to middle-market companies, it does have the ability—and future similar entities may have the ability—to make additional investments in the middle-market companies included in the relevant portfolio. While there may be differences in our principal investment objectives and those of OP Asset

Management or any of its existing or future affiliated entities, our respective investment activities may from time to time overlap. As a result, the management team of our investment advisor will face conflicts in the allocation of investment opportunities between us and their other affiliated entities. Although our investment advisor will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by affiliates of our investment advisor. When the management of our investment advisor identifies an investment, they will be forced to choose which entity should make the investment.

In the course of our investing activities, we will pay our investment adviser management and incentive fees, and will reimburse it for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of our investment advisor has interests that differ from those of our stockholders, giving rise to a conflict. For example, the incentive fee will be paid quarterly, based, in part, on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to the investment adviser. To the extent we or our investment adviser are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide our investment adviser with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another in order to achieve the hurdle rate.

We have entered into royalty-free license agreements with Orchard Capital and First Source pursuant to which Orchard Capital has agreed to grant us a non-exclusive license to use the name “Orchard” and First Source has agreed to grant us a non-exclusive license to use the name “First Source.” Under the license agreements, we will have the right to use the “Orchard” and “First Source” names for so long as OFS Management or one of its affiliates remains our investment adviser. In addition, we will rent office space from OP Asset Management and we will pay First Source and OFS Management expenses incurred by First Source or OFS Management in performing their respective obligations under the administration agreement and the investment advisory and management agreement, including our allocable portion of the cost of our chief executive officer, chief financial officer and chief compliance officer and their respective staffs, which will create conflicts of interest that our board of directors must monitor.

Our financial condition and results of operations will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our investment adviser’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of our investment adviser’s management of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The senior management team of our investment adviser will have substantial responsibilities under the investment advisory and management agreement, as well as in connection with their roles as officers of other entities. They may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. In order to grow, our investment adviser will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the work of the investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

Investment in middle-market companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

We have not yet identified any portfolio company investments.

We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by our investment adviser and our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

Our portfolio may be concentrated initially in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities or by a downturn in the particular industry.

We may initially invest the net proceeds of this offering in a limited number of companies and within a limited number of industries. Beyond the income tax diversification requirements associated with our qualification as a regulated investment company, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, our investments could be concentrated in relatively few industries due to the limited number of portfolio companies in which we may invest. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in senior debt and mezzanine securities issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

We will invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of our investment adviser to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our incentive fee may induce our investment adviser to make speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may not realize gains from our equity investments.

When we invest in loans, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Relating to this Offering

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. We are subject to the Maryland Business Combination Act, to the extent that Act is not superseded by any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our directors who are not interested persons as defined in the 1940 Act. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to regulated investment companies or business development companies;

•	loss of regulated investment company status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our investment adviser’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

Prior to this offering, there has been no public market for our common stock. We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon consummation of this offering, we will have              shares of common stock outstanding (or             shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of              shares of our common stock in this offering will be approximately $             million, or approximately $             million if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $             per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $             payable by us.

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 18 months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that we will be able to invest in senior secured loans more rapidly than we can invest in mezzanine loans. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

To obtain and maintain regulated investment company tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on regulated investment companies, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth:

•	our actual cash, accrued organizational expenses and capitalization at , 2004; and

•	our cash, accrued organizational expenses and capitalization as adjusted to reflect the sale of our common stock in this offering at an assumed public offering price of $ per share, after deducting the estimated underwriting discounts and commissions and estimated organizational and offering expenses payable by us.

This table assumes no exercise of the underwriters’ over-allotment option of shares. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

As of , 2004
	Actual	As Adjusted
(Amounts in thousands)
Cash	$	$

Accrued organizational expenses	$	$

Net Stockholders’ Deficit:

Common stock, par value $0.001 per share; 100 shares authorized and 100 shares outstanding, actual; shares authorized and shares outstanding, as adjusted	$	$

Additional paid-in capital

Accumulated deficit

Net stockholders’ deficit	$	$

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

We are a newly formed company and have only recently commenced operations. Therefore, we have not had any meaningful operations. Please see “Risk Factors—Risks Relating to Our Business and Structure—We are a new company with no operating history” for a discussion of risks relating to our lack of historical operations. The following analysis of our financial condition should be read in conjunction with our financial statements and the notes thereto and the other financial data included elsewhere in this prospectus.

Overview

We were incorporated under the Maryland General Corporation Law in April 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We must also offer to provide managerial assistance to our portfolio companies. This offering will significantly increase our capital resources.

Revenues

We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We expect our investments in senior secured loans to have a term of two to ten years and in mezzanine loans to have a term of five to ten years and will bear interest at a fixed or floating rate. Interest on debt securities will be payable generally monthly or quarterly. Senior secured loans may provide for deferred principal payments in the first few years of the term of the loan and mezzanine loans may provide for deferral for several years from the date of the initial investment. In some cases, we will also defer payments of interest for the first few years after our investment. The unamortized principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, the debt securities may sometimes provide for accretion of additional principal amount instead of cash interest for all or a portion of the life of the loan. We may also generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of investment management fees and overhead expenses, including our allocable portion of overhead under the administration agreement. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See “Management—Investment Advisory and Management Agreement,” and “—Administration Agreement.” We will bear all other costs and expenses of our operations and transactions, including those relating to: our formation and this offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; other offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including our allocable portion of the cost of our chief executive officer, chief financial officer and chief compliance officer and their respective staffs.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we expect to fund a portion of our investments through borrowings from banks and issuances of senior securities. We do not expect to incur any debt until substantially all of the proceeds of this offering have been invested. In the future, we may also securitize a portion of our investments in senior secured and mezzanine loans or other assets. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of approximately $     million and no indebtedness, assuming that the underwriters do not exercise their overallotment option. See “Use of Proceeds.”

Contractual Obligations

We have entered into four contracts under which we have material future commitments:

•	the investment advisory and management agreement, pursuant to which OFS Management has agreed to serve as our investment adviser;

•	the administration agreement, pursuant to which First Source has agreed to furnish us with the administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance; and

•	license agreements with Orchard Capital and First Source, pursuant to which Orchard Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Orchard” and First Source has agreed to grant us a non-exclusive, royalty-free license to use the name “First Source.”

Payments under the investment advisory and management agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on our performance. Payments under the administration agreement will be equal to an amount based upon our allocable portion of First Source’s overhead in performing its obligations under the administration agreement, including technology systems, insurance and our allocable portion of the costs of our chief executive officer, chief financial officer and chief compliance officer and their respective staffs. See “Management—Investment Advisory and Management Agreement,” “—Administration Agreement” and “—License Agreements.” Each of these contracts may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. Further, although our chief executive officer, chief financial officer and chief compliance officer will have certain duties and responsibilities to us, they may also perform duties for other related entities.

BUSINESS

Overview

We are a newly organized, closed-end investment company that was incorporated in Maryland in April 2004. We have elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act, and intend to be treated as a regulated investment company for federal income tax purposes. Our investment objective is to generate both current cash income and capital appreciation. We plan to invest the proceeds of this offering primarily in senior secured loans and, to a lesser extent, mezzanine loans of private U.S. middle-market companies. According to Loan Pricing Corporation, a Reuters company, the middle market is comprised of companies with annual revenues of no more than $500 million. Within this market, we intend to target companies with annual revenues of at least $25 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of at least $5 million. We anticipate that our investments will be primarily in non-broadly syndicated debt instruments such as whole loans, in which we are the sole lender, and club loans, in which we are one in a small group of lenders.

For middle-market companies with EBITDA of at least $5 million, we expect to make whole loans generally ranging in size from $10 million to $50 million. For middle-market companies with EBITDA of at least $25 million, we anticipate originating or participating in club loans generally ranging in size from $20 million to $200 million, with our investment generally ranging from $10 million to $50 million. We expect that the interest rate on our senior secured loans generally will range between 2% and 10% over the London Interbank Offered Rate, or LIBOR. As for our mezzanine loan investments, we will generally target a total return of 12% to 20%, including the return on equity interests such as warrants or options which we may receive in connection with these mezzanine investments. From time to time, we may also participate in broadly syndicated loans and invest in public companies that are thinly traded.

While our portfolio will consist predominantly of senior secured and mezzanine loans, with a focus on generating current cash income, we may to a limited extent opportunistically invest in other investments in order to seek to enhance returns to stockholders. Such investments would primarily be comprised of distressed debt and, to a lesser extent, equity or other securities of public companies that are not thinly traded and the equity securities of special purpose entities formed in connection with loan securitizations.

We will be managed by our investment adviser, Orchard First Source Management, LLC, or OFS Management, a newly formed investment adviser that will be registered under the Investment Advisers Act, or Advisers Act. Under our investment advisory and management agreement, we will pay our investment adviser a management fee and an incentive fee based on our performance. See “Management—Investment Advisory and Management Agreement.”

Our Investment Adviser

OFS Management, our investment adviser, is a newly formed limited liability company whose manager is First Source Financial, Inc., or First Source. First Source is a wholly-owned subsidiary of Orchard Paladin Asset Management LLC, or OP Asset Management. OP Asset Management is an asset manager specializing in the acquisition, origination, underwriting and management of middle-market loans and other credit-based financial assets. OP Asset Management acquired First Source in February 2004 to add management and personnel experienced in underwriting analysis and portfolio management and administration. Our investment adviser intends to draw upon the significant experience of Richard Ressler, the Chairman of OP Asset Management and chairman of our investment adviser’s investment committee, and of the investment professionals at First Source, including its senior management team of Robert Martin, Glenn Pittson and Nicholas Yakubik. Together, Messrs. Ressler, Martin, Pittson and Yakubik have over 90 years combined experience in raising capital, investing in debt and equity securities and managing investments in companies.

Mr. Ressler will serve as the chairman of our investment adviser’s investment committee. Mr. Ressler has been actively involved in managing and investing in private middle-market companies for 20 years. He has developed an expansive network of relationships in the sponsor group and corporate arena, which our investment adviser intends to leverage for loan origination purposes. As officers of First Source, Messrs. Martin, Pittson and Yakubik will be actively involved in the management of our investment adviser. Messrs. Martin, Pittson and Yakubik were responsible for originating over $10 billion in loans over 18 years at CIBC World Markets Corp., NationsBank, N.A. and its predecessors and Citibank, N.A. As a part of those activities, Mr. Martin and Mr. Pittson were responsible for starting the leveraged buyout business at CIBC World Markets Corp. in 1985 and growing it into a core business activity.

Our investment adviser will also rely upon the considerable experience of the other investment professionals at First Source. Prior to its acquisition, First Source had originated, sourced, structured and managed approximately 500 transactions aggregating over $5 billion of commitments in middle-market senior leveraged loans. Since 2000, First Source has focused its efforts on managing and administering its investment portfolio, rather than on loan origination, and correspondingly has developed a sophisticated operational platform and infrastructure for portfolio management. At the time of its acquisition, First Source managed approximately $600 million in assets, including the Special Situations Opportunity Fund I, or SSOF I, a loan portfolio consisting of approximately 65 whole, club or syndicated loans. OP Asset Management is now the collateral manager of that fund with First Source as its administrator. First Source currently has 25 employees, including 15 credit professionals and 10 in portfolio management and administration. The majority of First Source employees are located in Rolling Meadows, Illinois, where loan servicing and administration is located.

We will seek to capitalize on the significant investment opportunities emerging in the lending market for middle-market companies, which our investment adviser believes offers the potential for attractive risk-adjusted returns. We are currently the only OP Asset Management-related investment vehicle which will be broadly and actively marketing and originating new loans to middle-market companies, and the only publicly traded investment vehicle managed by an affiliate of OP Asset Management. From time to time, OP Asset Management and its affiliates may acquire pools of existing loans to middle-market companies and reinvest any amounts received on those loans into the borrowers in those pools.

Our Industry

We believe that the size of the middle market, coupled with the demands of companies in this market for flexible sources of capital, creates an attractive investment opportunity for us. According to Dun & Bradstreet, as of March 2004, there were more than 250,000 companies with annual revenues between $5 million and $250 million. We further believe that the companies in the segment of the middle market that we intend to target are generally underserved by traditional financing sources.

Broad-based consolidation in the financial services industry has substantially reduced the number of financial institutions lending to middle-market businesses. According to the Federal Deposit Insurance Corporation, the number of FDIC-insured financial institutions has declined 39% from 15,158 in 1990 to 9,182 as of December 31, 2003. We believe this consolidation has led to an ongoing trend among large financial institutions to de-emphasize their service and product offerings to middle-market businesses in favor of large corporate clients and capital market-oriented transactions. We further believe the resulting banks are seeking to increase the liquidity of their portfolios by focusing on lending to companies outside of our targeted market.

We also believe that the recovery rates on defaulted assets in the middle market are superior compared to the loan market as a whole. Although there is no publicly available information regarding recovery rates for the specific range of middle-market investments that we intend to make, among defaulted loans and bond issues that defaulted between 1987 and 2003 the recovery rate for middle-market loans of between $50 million and $250 million was 84.2%, compared to 78.3% for all loans, 64.9% for senior secured bonds, 42.2% for senior unsecured bonds, 30.4% for senior subordinated bonds and 29.9% for subordinated bonds.

Furthermore, we believe there is a large pool of un-invested private equity capital likely to seek senior and mezzanine loan capital to support private investments. We expect that private equity firms will be active investors in middle-market companies and that these private equity funds will seek to leverage their investments by combining capital with senior secured and mezzanine loans from other sources. Industry sources suggest that, as of early 2004, private equity funds had invested an average of just 45% of their available capital and that such funds have between $100 and $125 billion of committed capital available for investment. We believe that if such capital was invested it could support a significant increase in U.S. mergers and acquisitions volume and U.S. leveraged buyout volume. We believe that, when proposing a private investment, private equity funds generally seek to package their equity investments together with senior secured and/or mezzanine loans, which should provide opportunities for us to pair with such funds.

Our Business Strategy

As a result of the increased bank consolidation described above, we believe that fewer banks are focused on the middle market. This leaves middle-market businesses with fewer options for their financing needs and creates an attractive market opportunity for non-bank lenders, such as business development companies like us, to provide middle-market companies with alternative types of financing, such as the flexible senior secured and mezzanine loans we plan to make. We believe we can access the market created by these trends and provide valuable alternative financing to these middle-market companies by implementing the following strategies.

Deal Sourcing Through Our Investment Adviser’s Broad Network of Contacts and Existing Relationships

We believe that we and our investment adviser are well positioned to source investment opportunities in our targeted segment of the middle market. In particular, we do not expect to face the same conflicts that companies similar to us but affiliated with private equity sponsors are likely to encounter. Our investment adviser intends to pursue opportunities in our targeted segment of the middle market through the following four-prong approach:

•	Our investment adviser intends promptly to initiate dialogue with the extensive number of companies, or the sponsor groups for or financial institutions lending to these companies, with which First Source has or has had lending relationships. Since 1995, First Source or entities managed by First Source have made over 500 loans to middle-market companies. We believe that this pool of potential contacts will yield a significant number of new lending opportunities.

•	Our investment adviser also intends to access the numerous long-term relationships with financial intermediaries, including those within the investment and commercial banking arenas and the network of accountants, consultants, lawyers and management teams that are known to these investment professionals.

•	In addition, our investment adviser expects to generate additional investment opportunities through its extensive contacts with sponsor groups, including, among others, private equity sponsors seeking to expand beyond traditional private funds and their affiliated entities for financing sources.

•	Finally, to a lesser extent, our investment adviser intends to pursue investments in pools of middle-market loans through securitization structures. These would include investments in equity securities of special purpose entities formed in connection with loan securitizations effected by third parties, as well as loan securitizations effected by us.

Custom-Tailored Transaction Structuring With a High Level of Service and Operational Orientation

We intend to provide custom-tailored financing structures to our portfolio companies. We believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions. We believe the broad expertise of the investment professionals of our investment adviser will enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we expect to be flexible in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. This approach should enable our investment adviser to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated objective even during turbulent periods in the capital markets.

Disciplined, Value-Oriented Investment Philosophy with a Focus on Preservation of Capital

Our investment adviser intends to employ a disciplined, value-oriented approach to analyzing, structuring and managing investments. Prior to originating investments, our investment adviser will conduct a thorough analysis of prospective portfolio companies and the related investment, including, with respect to whole loans or club loans where we are the lead investor, on-site meetings with management and comprehensive operational, financial and legal due diligence. Senior representatives of our investment adviser will be responsible for structuring transactions with the goal of addressing portfolio company needs, balanced by the need to protect our position by adequately compensating us for credit risk and limiting our downside exposure.

The investment professionals at our investment adviser have extensive experience in managing investments to preserve capital. While at First Source, several of these professionals established a sophisticated operational platform and infrastructure for investment management. Our investment adviser intends to utilize this platform to aggressively manage our investments. In addition, the investment professionals at our investment adviser have considerable expertise in workouts, having been actively involved in the oversight and management of more than 50 workouts while at First Source.

We believe that our investment advisers’ disciplined, value-oriented approach to analyzing, structuring and managing our investments should assist us in achieving attractive returns while allowing us to preserve the underlying capital.

Use of Leverage

After we have invested all or a substantial portion of the proceeds of this offering, we expect to borrow money to make future investments, subject to the limitations of the 1940 Act and any other applicable federal or state laws. We believe we may be able to increase the value of our investment portfolio and our total return to stockholders by using leverage. We may also borrow funds from time to time and at quarter end in order to (1) meet the diversification requirements necessary to qualify as a regulated investment company for federal income tax purposes or (2) make distributions necessary to qualify as a regulated investment company for federal income tax purposes.

Our Investment Portfolio

We will seek to create a portfolio that will include primarily senior secured loans and, to a lesser extent, mezzanine loans. We intend to invest between $10 and $50 million of capital per portfolio company. We expect that our target portfolio over time will be substantially comprised of senior secured loans and mezzanine loans. We anticipate that these loans will primarily be whole or club loans. Initially, we expect that we will be able to invest in senior secured loans more rapidly than we can invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. From time to time, we may also participate in broadly syndicated loans and invest in public companies that are thinly traded.

While our portfolio will consist predominantly of senior secured and mezzanine loans, with a focus on generating current cash income, we may to a limited extent opportunistically invest in other investments in order to seek to enhance returns to stockholders. Such investments would primarily be comprised of distressed debt and, to a lesser extent, equity or other securities of public companies that are not thinly traded and the equity securities of special purpose entities formed in connection with the securitization of loans.

Additionally, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

In an effort to increase our returns and the number of loans that we can make, we may in the future seek to securitize our loans. To securitize loans, we would create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. We would sell interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment-grade loan pools. We may use the proceeds of such sales to pay down bank debt or to fund additional investment.

Investment Selection

Our investment adviser intends to utilize a value-oriented philosophy in managing our investment activities and will commit resources to managing downside exposure.

Investment Selection Criteria

We expect that our investment adviser will take a systematic approach to credit origination and approval as follows:

As part of its review of a potential loan opportunity, our investment adviser will ensure that:

•	for whole loans or club loans that we originate, the companies and their sponsors and management teams are reputable; and

•	for club loans that we do not originate and syndicated loans we may participate in, the agent or lead institutions in these transactions are known for high quality credit analysis and due diligence based on both their institutional history and our investment adviser’s prior experience with them.

Together with qualifying the source of a potential loan opportunity, our investment adviser will screen potential transactions before proceeding to the full due diligence phase of the underwriting process. This screening will emphasize:

•	identification of a particular transaction’s strengths and weaknesses;

•	discussion of the prospective borrower’s industry and competitive position;

•	preliminary evaluation of the borrower’s historical financial information and financial projections; and

•	identification of elements upon which special attention will be focused during the full due diligence process.

During this process, our investment adviser will evaluate the risk/reward characteristics of transactions to ensure pricing is appropriate to generate an appropriate risk-adjusted return.

Following the initial screening, for whole loans or club loans we originate, our investment adviser will engage in a detailed and comprehensive due diligence review of the company. This due diligence review is designed to, among other things, carefully evaluate the company to determine if it possesses the characteristics we believe are important for a successful investment. For club loans we do not originate, we will typically rely on a similar due diligence review performed by the lead lender.

Prospective Portfolio Company Characteristics

We have identified several criteria below that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to utilize our access to information generated by our investment adviser to identify investment candidates and to structure investments quickly and effectively.

•	Value Orientation. Our investment philosophy will place a premium on fundamental analysis from an investor’s perspective and will have a distinct value orientation. We will focus on companies and transactions that are designed to result in attractive risk-adjusted returns. We expect to make whole loans generally ranging in size from $10 million to $50 million to companies with annual EBITDA of at least $5 million. For companies with annual EBITDA of at least $25 million, we anticipate originating or participating in club loans generally ranging in size from $20 million to $200 million, with our participation generally ranging from $10 million to $50 million. Where those EBITDA minimums are not met, we would generally expect to require greater collateral coverage or a superior lien position. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

•	Experienced Management. We will generally require that our portfolio companies have an experienced management team. We will also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having appropriate equity interests.

•	Strong Competitive Position in Industry. We will seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities. We will seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and cash flow.

•	Exit Strategy. We will seek to invest in companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

•	Liquidation Value of Assets. The prospective liquidation value of the assets, if any, collateralizing loans in which we invest will be a factor in our credit analysis. We will emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Due Diligence

For whole loans or club loans we originate, our investment adviser will engage in a detailed and comprehensive due diligence review of the company. In conducting its due diligence, our investment adviser will use publicly available information as well as information from its extensive relationships with former and current management teams, consultants, competitors and investment bankers and the direct experience of our investment adviser’s management team.

Our due diligence will typically include:

•	on-site management meetings and due diligence performed on operations;

•	background checks;

•	review of material contracts;

•	discussions with the borrower’s customers and suppliers; and

•	comprehensive financial analysis of the transaction (e.g., structure, collateral and cash flows).

Upon the completion of due diligence and a decision to proceed with an investment in a company, the principals leading the investment will present the investment opportunity to our investment adviser’s investment committee, which will determine whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment Structure

As we determine whether a prospective portfolio company is suitable for investment through our due diligence process, we will work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We anticipate investing in portfolio companies primarily in the form of senior secured loans and, to a lesser extent, mezzanine loans, in each case in the form of whole or club loans. We expect the senior secured loans in which we invest will have terms of two to ten years and may provide for deferred principal payments in the first few years of the term of the loan. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. We expect that the interest rate on our senior secured loans generally will range between 2% and 10% over LIBOR.

We expect to also make mezzanine investments, structured primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that are designed to provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. These loans may sometimes provide for accretion of additional principal amount instead of cash interest for all or a portion of the life of the loan. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases our mezzanine loans will be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans will have maturities of five to ten years. We will generally target a total return of 12% to 20% for our mezzanine loan investments, including the return on equity interests such as warrants or options which we may receive in connection with these mezzanine investments.

In the case of our senior secured and mezzanine loan investments, we will tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its strategic or financing objectives. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk; and

•	negotiating covenants in connection with our investments that are consistent with preservation of our capital while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

We employ a buy and hold strategy and expect to hold most of our investments to maturity or repayment, but may consider selling our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

Our mezzanine investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally will require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to protect our rights as a minority-interest holder, and such warrants may provide for puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. With respect to stand-alone preferred or common equity investments, we expect to target an investment return of at least 20%. However, we can offer no assurance that we can achieve such a return with respect to any investment.

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Our investment adviser will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Portfolio Management and Valuation

Credit Monitoring and Management

Our investment adviser will monitor our portfolio companies on an ongoing basis to evaluate their financial trends, to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. Our investment adviser will have several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following periodic processes, procedures and reports:

Daily Monitoring Activities.

•	Interaction with loan administration personnel to ensure accurate and timely information for internal and external reporting, knowledge of daily fundings and collections and an understanding of the borrower’s structure and behavior;

•	Daily reports related to loan processing functions (e.g., payments, balances, unused revolver availability) with immediate e-mail transmission of important information, such as borrowing base availability versus daily funding requests and funding decisions made on defaulted transactions;

•	Open dialogue with borrowers, agent banks and sponsors in credit strategy implementation;

•	Periodic on-site meetings with management to review performance and plans;

•	Hands-on management of loans with increased reporting and oversight for stressed and distressed borrowers; and

•	Analysis and maintenance of loan documentation and detailed borrower financial information.

Weekly Monitoring Activities.

•	A weekly balance report which includes each borrower’s loan activity; and

•

Weekly scheduled meetings of our investment adviser’s credit committee attended by all credit personnel and a senior member of the loan administration staff, augmented by ad-hoc meetings throughout the week, which would include: approval of any amendments, waivers or other changes in the portfolio; review of past due reports and upcoming loan payments; discussion of loans whose deteriorating financial condition requires more frequent monitoring; modification and adaptation of collection strategies, as appropriate; and discussion of other noteworthy events in the portfolio, such as payoffs, key management changes, upcoming meetings and visits.

Monthly Monitoring Activities.

•	Production and review of a monthly portfolio report, which will include information with respect to, among other things, commitments, balances and availability of borrowers;

•	Periodic and regular on-site meetings with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments; and

•	Hands-on management with increased reporting and oversight for stressed and distressed borrowers.

Quarterly Monitoring Activities.

•	Quarterly status reviews, a formalized quantitative and qualitative review, which may include:

•	Review of risk rating including credit quality indicator (on a scale of 1, for “low risk”, to 7, for “loss”) and trend indicator (P-positive, S-stable, N-negative);

•	Financial analysis including “actual versus plan” and “actual versus prior year” for the latest quarter and year-to-date;

•	Review of recent developments particular to the borrower as well as external factors impacting the borrower, including industry;

•	Review of covenants;

•	Discussion of credit strategy/action plan and anticipated repayment source and timing; and

•	Analysis and maintenance of loan documentation and detailed borrower financial information, including covenant compliance reports, monthly/quarterly financial information and projections meetings.

•	Loans rated 4 and below under our credit quality indicator will receive additional and more frequent monitoring, including assessment of potential loss exposure using discounted cash flow, sales multiples and collateral valuation techniques; and

•	A credit loss exposure analysis consolidated in a quarterly classified credit review, which summarizes all high and low loss exposure assessments for individual obligors.

Workout

The portfolio of senior secured and mezzanine loans that we intend to target are not generally considered liquid, compared to the mature secondary market for broadly syndicated senior loans. As a consequence, the manager of such a portfolio does not generally have the option to sell loan assets into an active market, and it is critical to have the in-house capabilities to manage middle-market loan assets through the entire collection cycle, including defaulted loans.

The investment professionals of our investment adviser have proven loan workout skills developed through the oversight and management of in excess of 50 loan workouts at First Source. At SSOF I, and its predecessor structured investment vehicles, an aggregate recovery rate of 80% has been achieved on 25 defaults, amounting to $252 million, which have been fully resolved (including loans which have come out of default on which we expect full recovery). These investment professionals are currently actively engaged in ongoing workout situations, as the current portfolio under management of SSOF I is roughly 40% in default. In addition to the experience of the First Source staff, the six members of our investment adviser’s credit committee have combined experience exceeding 85 years in lending and credit evaluation. As a group, they have managed over 200 workouts with over $3.0 billion in outstanding loans.

Valuation Process

The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with our senior management;

•	An independent valuation firm engaged by our board of directors will review these preliminary valuations;

•	The audit committee of our board of directors will review the preliminary valuation and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	Our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith after considering the input of our investment adviser, independent valuation firm and audit committee.

Competition

Our primary competitors in our targeted market will include public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. We are also aware of several other business development companies targeting middle-market businesses which have recently, or soon will, conduct public offerings, although we believe that many of the other new business development companies have origination strategies that differ in significant respects from our origination strategies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We expect to use the industry information of First Source’s investment professionals to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the management teams of OFS Management and First Source will enable us to learn about, and compete effectively for, financing opportunities with middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Relating to Our Business and Structure—We operate in a highly competitive market for investment opportunities.”

Employees

Our investment adviser will provide all of the personnel necessary to operate our business, and thus we will not have any employees. Promptly after the completion of the offering, we expect to appoint a chief financial officer and chief compliance officer. It is likely that these individuals, together with our chief executive officer, will be employees of First Source and will perform their respective functions under the terms of the administration agreement. Each of our executive officers described under “Management” is an officer of our investment adviser and an employee of First Source. Our day-to-day investment operations will be managed by our investment adviser. In the future, we expect that our investment adviser may, over time, hire additional investment professionals. See “Management—Investment Advisory and Management Agreement.” In addition, we reimburse First Source for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our chief executive officer, chief financial officer and chief compliance officer and their respective staffs. See “Management—Administration Agreement.” Mr. Ressler will provide his services to our investment adviser under a consulting agreement between Orchard Capital Corporation and our investment adviser.

Properties

Our executive offices are located at 6922 Hollywood Blvd., 9th Floor, Hollywood, CA 90028, telephone number (323) 860-9541, and our administrative offices are located at 2850 West Golf Road, Suite 520, Rolling Meadows, IL, 60008, telephone number (847) 734-2000. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

We and OFS Management are not currently subject to any material legal proceedings.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of seven members, four of whom are not “interested persons” of OFSI as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

Board of Directors and Executive Officers

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors

Richard S. Ressler	45	Chairman of the Board	2004

Glenn R. Pittson	48	President and Chief Executive Officer	2004

Robert E. Martin	57	Chief Operating Officer	2004

Independent Directors

The address for each director is c/o Orchard First Source, Inc., 6922 Hollywood Blvd., 9th Floor, Hollywood, CA 90028.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Ray A. Mendoza	42	Vice President and Treasurer

The address for each executive officer is c/o Orchard First Source, Inc., 6922 Hollywood Blvd., 9th Floor, Hollywood, CA 90028.

Biographical Information

Our directors have been divided into two groups, interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent Directors

Interested Directors

Richard S. Ressler is Chairman of our board of directors, chairman of OP Asset Management and chairman of OFS Management’s investment committee. In 1994, Mr. Ressler founded Orchard Capital Corporation, an investment and consulting firm that is the managing member of CIM Group. Mr. Ressler is a principal and founder of CIM Group and is the chairman of the investment committee for CIM Urban Real Estate Fund, L.P. In addition, Mr. Ressler is chairman of two publicly traded technology companies, MAI Systems, Inc. and j2 Global Communications, Inc. (NASD/NMS: “JCOM”) and serves on the board of directors of various privately held companies. Mr. Ressler began his professional career in 1983 with Cravath, Swaine and Moore, working on public offerings, private placements and merger and acquisition transactions as well as real estate and pre and post-petition bankruptcy issues. In 1984, he moved to the corporate finance and mergers and acquisitions department of Drexel Burnham Lambert, Inc. From 1988 until 1994, Mr. Ressler served as vice chairman of Brooke Group Limited, the predecessor of Vector Group Ltd. (NYSE: “VGR”), serving in various capacities at VGR and its subsidiaries, including: acting chief executive officer of Skybox (a leading trading card manufacturer), co-chief executive officer of Liggett & Myers Tobacco Company, chairman of Liggett Ducat, J.S.C. (VGR’s cigarette manufacturing company in Russia), president of Brooke Overseas Limited (a real estate subsidiary of VGR in Russia) and director of New Valley Corporation (the holding company of Western Union). Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University.

Glenn R. Pittson is one of our directors, our chief executive officer, chief investment officer of OP Asset Management, senior vice president of First Source and chief executive officer of OFS Management. Mr. Pittson helped form OP Asset Management after 18 years at CIBC World Markets Corp., where he was responsible for managing the entire U.S. loan portfolio as the head of U.S. credit capital markets. While at CIBC World Markets Corp., Mr. Pittson developed and executed a fundamental restructuring of CIBC World Markets Corp.’s U.S. origination activities. As a founding manager of CIBC World Markets Corp.’s leveraged buyout business in the mid-1980’s, Mr. Pittson focused on building the middle-market origination activities. Mr. Pittson has a B.S. in economics and finance from Rutgers University.

Robert E. Martin is one of our directors, our chief operating officer, chief administrative officer of OP Asset Management, senior vice president and treasurer of First Source and chief operating officer of OFS Management. From 1998 to 2000, Mr. Martin was the vice president of finance of Carret Holdings, Inc. and a director of Carret and Company, Inc., an investment adviser registered under the Investment Advisers Act. Previously, Mr. Martin formed and managed the CIBC World Markets Corp. leveraged buyout group, managed CIBC World Markets Corp.’s equity portfolio in the U.S and its wholly owned subsidiary bank’s distressed and non-performing commercial and industrial loan portfolios. In addition, Mr. Martin held a senior management position within the leveraged capital division at Citibank, was one of two principal officers of a private investment firm responsible for organizing an asset manager and creating a fund for the purchase of performing and non-performing loans and was a director of the loan asset resolution practice within Barents Group. Mr. Martin has a B.A. in political science from Pennsylvania State University.

Executive Officers Who Are Not Directors

Ray A. Mendoza is our vice president and treasurer and vice president and controller of OP Asset Management. From 2002 to 2004, Mr. Mendoza was a consultant for Cambia Capital Partners where he provided financial and accounting advisory services, including placement of senior, subordinated and commercial finance debt for small businesses and for-profit and non-profit loan funds. From 2001 until 2002, as a director of Valley Economic Development Center, Mr. Mendoza assisted in the establishment of the State of California small business loan guarantee program and managed all direct lending and select consulting programs. Between 1999 and 2001, Mr. Mendoza was vice president and manager of California Economic Development Lending Initiative, a charter member of a statewide mezzanine loan fund with responsibility for management, marketing and underwriting loan funds in Southern California. Mr. Mendoza has a B.S. in accounting from the University of Southern California and an M.B.A. from the University of Houston.

Committees of the Board of Directors

Audit Committee

The members of the audit committee are Messrs.             ,              and             , each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance listing standards. Mr.              serves as chairman of the audit committee. The audit committee is responsible for retaining our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Compensation of Directors and Officers

The following table shows information regarding the compensation expected to be received by the independent directors for the calendar year ending December 31, 2004. No compensation is paid to directors who are “interested persons.”

Name	Aggregate Compensation From OFSI (1)	Pension or Retirement Benefits Accrued as Part of our Expenses (2)	Total Compensation From OFSI Paid To Director
Independent Directors

Interested Directors

Richard S. Ressler	None	None	None

Glenn R. Pittson	None	None	None

Robert E. Martin	None	None	None

Officers

Ray A. Mendoza	None	None	None

(1)	We are newly organized, and the amounts listed are estimated for the year 2004. For a discussion of the independent directors’ compensation, see below.
(2)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors will receive an annual fee of $75,000. They will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee will receive an annual fee of $7,500 and each chairman of any other committee will receive an annual fee of $2,500 for their additional services in these capacities. In addition, we will purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Investment Advisory and Management Agreement

Management Services

OFS Management will serve as our investment adviser. OFS Management is a newly formed limited liability company that will be registered as an investment adviser under the Advisers Act and whose day-to-day activities are, subject to the overall supervision of our board of directors, managed by First Source, its manager. Under the terms of an investment advisory and management agreement, our investment adviser will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close and monitor the investments we make.

Our investment adviser’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Our investment adviser intends to draw upon the significant experience of Richard Ressler, the Chairman of OP Asset Management and chairman of our investment adviser’s investment committee, and of the investment professionals at First Source, including Robert Martin, Glenn Pittson, and Nicholas Yakubik. See “Business—Our Investment Adviser.”

Management Fee

Pursuant to the investment advisory and management agreement, we will pay OFS Management a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00% of our gross assets. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately prorated.

The incentive fee will have two parts, as follows. One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for providing managerial assistance or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 2.00% per quarter (8.00% annualized), subject to a “catch-up” provision measured as of the end of each quarter. The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds the “catch-up rate” (as deferred below) in any calendar quarter. We will pay our investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than a “catch-up rate” of % in any calendar quarter ( % annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds the catch-up rate.

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the incentive fee determined as of December 31, 2004 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains and computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004.

Examples of Quarterly Incentive Fee Calculation

Investment Income-Related Portion of Incentive Fee:

Summary

Set forth below are three examples of the calculation of the quarterly income-related incentive fee, which are summarized in the following table:

	Example 1	Example 2	Example 3
Pre-incentive fee net investment income	Less than hurdle rate	Exceeds the hurdle rate, but less than the catch-up rate	Exceeds both the hurdle rate and the catch-up rate

Result	No incentive fee	Incentive fee paid, but totals less than 20% of pre-incentive fee net investment income	Incentive fee paid totals 20% of pre-incentive fee net investment income

Assumptions

Hurdle rate	2.00% (8.00% annualized)

Incentive fee rate	20%

Catch-up rate	% ( % annualized)

Catch-up incentive fee rate	100%

Management fee	0.50% (2.00% annualized)

Other expenses(1)	%(2)

(1)	Includes interest expense and legal, accounting, custodian and transfer agent fees and expenses, etc.
(2)	Estimated for purposes of this example. Our actual other expenses may be higher or lower.

Investment Income

	Example 1	Example 2	Example 3
Hypothetical investment income as a percentage of net asset value
Less: Management fee
Less: Other expenses

Pre-incentive fee net investment income

Investment Income Portion of Incentive Fee Calculation

	Example 1	Example 2	Example 3
Does income exceed hurdle rate?

Pre-incentive fee net investment income

Less: Hurdle rate

Amount in excess of hurdle rate

Does income exceed catch-up rate?

Pre-incentive fee net investment income	*

Less: Catch-up rate	*

Amount in excess of catch-up rate	*

How much income is subject to catch-up incentive fee rate?

Amount in excess of hurdle rate	*

Less: Amount in excess of catch-up rate	*

Pre-incentive fee net investment income subject to catch-up	*

x Catch-up incentive fee rate	*

Catch-up incentive fee	*

How much income exceeds catch-up rate?

Amount in excess of catch-up rate	*

x Incentive fee rate	*

Incentive fee on amounts in excess of catch-up rate	*

Totals

Catch-up incentive fee	*

Incentive fee on amounts in excess of catch-up rate	*

Total investment income portion of incentive fee	*

*	The pre-incentive fee income does not exceed hurdle rate, so no investment income portion of incentive fee is paid.

Capital Gains Portion of Incentive Fee:

Assumptions

Year 1 = no net realized capital gains or losses

Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation

The hypothetical amount of net capital gains shown is based on a percentage of total net asset value.

Capital gains portion of incentive fee = 20% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 capital gains portion of incentive fee	= 20% × 0%
= 0%
= no incentive fee

Year 2 capital gains portion of incentive fee	= 20% × (6% – 1%)
= 20% × 5%
= 1%

Payment of Our Expenses

All investment professionals of the investment adviser when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by our investment adviser. We will bear all other costs and expenses of our operations and transactions, including those relating to: our formation and this offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; other offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including our allocable portion of the cost of our chief executive officer, chief financial officer and chief compliance officer and their respective staffs.

Duration and Termination

The investment advisory and management agreement was approved by our board of directors on         , 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by our board of directors, our stockholders or our investment adviser without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors—Risks Relating to Our Business and Structure—We are dependent upon our investment adviser’s key personnel for our future success.”

Indemnification

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser and its directors, officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser’s services under the investment advisory and management agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

OFS Management, an affiliate of OP Asset Management, is a newly formed Delaware limited liability company that will be registered as an investment adviser under the Advisers Act. First Source, a Delaware corporation and a subsidiary of OP Asset Management, will be OFS Management’s manager and will provide our investment adviser with all personnel necessary to manage our day-to-day operations and provide the services under the investment advisory and management agreement. The principal executive offices of OFS Management are 6922 Hollywood Blvd., 9th Floor, Hollywood, CA 90028.

Board Approval of the Investment Advisory and Management Agreement

Our board of directors determined at a meeting held on                 , 2004, to approve the investment advisory and management agreement. In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	any existing and potential sources of indirect income to the investment adviser or First Source from their relationships with us and the profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the investment advisory and management agreement;

•	the organizational capability and financial condition of the investment adviser and its affiliates;

•	the investment adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the investment adviser; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory and management fee rates were reasonable in relation to the services to be provided.

Administration Agreement

Pursuant to a separate administration agreement, First Source will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, First Source also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, First Source will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of First Source’s overhead in performing its obligations under the administration agreement, including our allocable portion of the cost of our chief executive officer, chief financial officer and chief compliance officer and their respective staffs. Under the administration agreement, First Source will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, First Source and its directors, officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of First Source’s services under the administration agreement or otherwise as our administrator.

License Agreements

We have entered into royalty-free license agreements with Orchard Capital and First Source, pursuant to which Orchard Capital has agreed to grant us a non-exclusive license to use the name “Orchard” and First Source has agreed to grant us a non-exclusive license to use the name “First Source.” Under the license agreements, we will have the right to use the “Orchard” and “First Source” names for so long as OFS Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Orchard” or “First Source” names. These license agreements will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

CERTAIN RELATIONSHIPS

We have entered into the investment advisory and management agreement with OFS Management, in which our senior management and our chairman of the board has ownership and financial interests. Our senior management also serve as principals of other investment managers affiliated with OFS Management that may in the future manage entities with investment objectives similar to ours. In addition, our executive officers and directors and the management team of our investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, including, without limitation other potential business development companies or funds. Accordingly, we may not be given the opportunity to participate in certain investments made by other OP Asset Management-affiliated entities. However, our investment adviser and other members of First Source intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other OP Asset Management-affiliated entity. See “Risk Factors—Risks Relating to Our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns.”

We have entered into royalty-free license agreements with Orchard Capital and First Source, pursuant to which Orchard Capital has agreed to grant us a non-exclusive license to use the name “Orchard” and First Source has agreed to grant us a non-exclusive license to use the name “First Source.” See “Management—License Agreements.” In addition, pursuant to the terms of the administration agreement, First Source provides us with the administrative services necessary to conduct our day-to-day operations. See “Management—Administration Agreement.” OFS Management and First Source are wholly-owned subsidiaries of OP Asset Management.

OP Asset Management holds a controlling equity interest in SSOF I, which holds a variety of loans to middle-market companies. In the event that we make an investment in one of SSOF I’s portfolio companies, a conflict of interest would arise between the interests of our stockholders and the interests of our affiliates.

Under the 1940 Act, we are prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any of our directors or officers, our investment adviser or any entity controlled or advised by any of them.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Name and Address	Type of Ownership	Shares Owned Immediately Prior to This Offering		Shares Owned Immediately After This Offering (1)
		Number	Percentage	Number	Percentage
OFS Management(2)	Record and beneficial	100	100.0%		*	%

All officers and directors as a group ( persons)(3)	Beneficial	100	100.0%		%

*	Represents less than 1%.

(1)	Assumes issuance of shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.
(2)	The indirect beneficial interest holders of at least 80% of the equity interests in OFS Management are Richard Ressler, Glenn Pittson, Robert Martin and Nicholas Yakubik. The address for such persons is c/o Orchard First Source, Inc., 6922 Hollywood Boulevard, 9th Floor, Hollywood, California 90028.

(3)	Their ownership is attributable to the shares owned by OFS Management. The address for all officers and directors is c/o Orchard First Source, Inc., 6922 Hollywood Boulevard, 9th floor, Hollywood, California 90028.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in OFSI (1)
Independent Directors

Interested Directors

Richard S. Ressler

Glenn R. Pittson

Robert E. Martin

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, we will not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with our senior management;

•	An independent valuation firm engaged by our board of directors will review these preliminary valuations;

•	The audit committee of our board of directors will review the preliminary valuation and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	Our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith after considering the input of our investment adviser, independent valuation firm and audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying             , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq National Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $              transaction fee plus a              per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at             , by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at              or by calling the plan administrator’s at             .

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at              or by telephone at             .

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Internal Revenue Code, or the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof; or

•	trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of recognized net short-term capital gains over recognized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus recognized net short-term capital gains in excess of recognized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions prior to January 1, 2009 of our net capital gains (which is generally our recognized net long-term capital gains in excess of recognized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of recognized net long-term capital gain over recognized net short-term capital loss, recognized prior to January 1, 2009, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal net income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as an RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of                  shares of stock, par value $0.001 per share, all of which is initially classified as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to have our common stock quoted on The Nasdaq National Market under the ticker symbol “OFSI.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of our company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise.

These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Pursuant to our charter, our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult as at least two annual meetings, instead of one, will generally be required to effect a change in a majority of our board of directors. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Securities Exchange Act of 1934, or the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in our charter and bylaws authorizing our board of directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies caused by the removal with their own nominees.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks relating to our business and structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics

We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our investment adviser. Our investment adviser’s proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment adviser will consult with each other, taking into account our interests and our investors’ interests as well as any potential conflicts of interest. Our investment adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our independent directors or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

An officer of our investment adviser will keep a written record of how all such proxies are voted. Our investment adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or our best interests. In reviewing proxy issues, our investment adviser generally will use the following guidelines:

Elections of Directors:    In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure:    Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Shareholder Rights:    We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.

Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our investment adviser will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 2004, designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq National Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with those regulations.

In addition, The Nasdaq National Market has adopted corporate governance changes to its listing standards. We believe we are in compliance with all applicable corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance with those standards.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,              shares of our common stock will be outstanding, based on the number of shares outstanding on                     , 2004, assuming no exercise of the underwriters’ over-allotment option. Of these shares,             shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by             . The address of the custodian is:                 .                 will act as our transfer agent, dividend paying agent and registrar. The principal business address of                 is             , telephone number:                     .

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

Subject to the terms and conditions set forth in our underwriting agreement with Jefferies & Company, Inc. as representative of the several underwriters, we have agreed to sell to each of the underwriters, and each of the underwriters has severally agreed to purchase, the number of shares of common stock set forth opposite their names below.

Underwriter	Number of Shares
Jefferies & Company, Inc.

Total

The underwriting agreement provides that the obligation of the several underwriters to purchase the shares offered by us are subject to some conditions. The underwriters are obligated to purchase all of the shares of common stock offered by us, other than those covered by the over-allotment option described below, if any of the shares are purchased. The underwriting agreement also provides that, in the event of a default by an underwriter, in some circumstances the purchase commitments of non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

The underwriters initially propose to offer our common stock directly to the public at the public offering price set forth on the cover page of this prospectus, and to certain dealers at such offering price less a concession not to exceed $              per share. The underwriters may allow, and such dealers may reallow, a concession not to exceed $              per share to certain other dealers. After this offering, the public offering price, the concession to certain dealers and the reallowance to other dealers may be changed by the underwriters. Investors must pay for any shares purchased in the offering on or before                      , 2004.

We have granted the underwriters an option exercisable during the 30-day period after the date of this prospectus to purchase, at the initial offering price less underwriting discounts and commissions, up to an additional              shares of common stock for the sole purpose of covering over-allotments, if any. To the extent that the underwriters exercise the option, each underwriter will be committed, subject to certain conditions, to purchase that number of additional shares of our common stock that is proportionate to such underwriter’s initial commitment as indicated in the table above.

The following table provides information regarding the per share and total underwriting discounts and commissions we will pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional              shares.

	Without Exercise of Over-Allotment	With Full Exercise of Over-Allotment
Per Share	$	$
Total	$	$

As described in the underwriting agreement, we have agreed to reimburse the underwriters for certain accountable out-of-pocket expenses in connection with this offering. We estimate that the total expenses of the offering excluding underwriting discounts and commissions, will be approximately $            , which will be payable by us.

This offering of the shares is made for delivery when, as and if accepted by the underwriters and subject to prior sale and to withdrawal, cancellation or modification of this offering without notice. The underwriters reserve the right to reject an order for the purchase of shares in whole or in part.

At our request, the underwriters have reserved up to shares of our common stock for sale at the public offering price on the cover of this prospectus, directly or indirectly, to our directors and officers, the employees of OFS Management or its manager and certain other persons associated with us. The number of shares available to the general public will be reduced to the extent such persons purchase the reserved shares. Any reserved shares not so purchased will be offered to the general public on the same terms as other shares offered hereby.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments the underwriters may be required to make in respect of these liabilities.

Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price of our common stock will be determined through negotiations between us and the representatives. Principal factors to be considered in these negotiations include:

•	information in this prospectus and otherwise available to the underwriters;

•	our industry’s history and growth prospects;

•	ability of our management team;

•	prospects for our future revenues and earnings;

•	general condition of the securities markets at the time of this offering;

•	recent market prices of, and demand for, publicly traded common stock of comparable companies; and

•	other factors deemed relevant by the underwriters and us.

A pricing committee of our board of directors will establish the initial public offering price following such negotiations.

We have applied for approval for quotation of our common stock on the Nasdaq National Market under the symbol “OFSI.”

We have been advised by the underwriters that, in accordance with Regulation M under the Securities Act, some persons participating in this offering may engage in transactions, including syndicate covering transactions, stabilizing bids or the imposition of penalty bids, that may have the effect of stabilizing or maintaining the market price of the shares at a level above that which might otherwise prevail in the open market.

A “syndicate covering transaction” is a bid for or the purchase of shares on behalf of the underwriters to reduce a syndicate short position incurred by the underwriters in connection with this offering. The underwriters may create a syndicate short position by making short sales of our shares and may purchase our shares in the open market to cover syndicate short positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in this offering. Short sales can be either “covered” or “naked.” “Covered” short sales are sales made in an amount not greater than the underwriters’ over-allotment option to purchase additional shares from us in this offering. “Naked” short sales are sales in excess of the over-allotment option. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in this offering. If the underwriters create a syndicate short position, they may choose to reduce or “cover” this position by either exercising all or part of the over-allotment option to purchase additional shares from us or by engaging in “syndicate covering transactions.” The underwriters may close out any covered short position by either exercising their overallotment option or purchasing shares in the open market. The underwriters must close out any naked short position by purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

A “stabilizing bid” is a bid for or the purchase of shares by Jefferies & Company, Inc. on behalf of the underwriters, for the purpose of fixing or maintaining the price of our common stock. A “penalty bid” is an arrangement that permits the underwriters to reclaim the selling concession from a syndicate member when shares sold by such syndicate member are purchased by Jefferies & Company, Inc. in a syndicate covering transaction and, therefore, have not been effectively placed by the syndicate member.

We have been advised by the underwriters that these transactions may be effected on The Nasdaq Stock Market’s National Market or otherwise and, if commenced, may be discontinued at any time. Similar to other purchase activities, these activities may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market.

We, our executive officers and our directors have agreed not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for a period of 180 days from the effective date of this prospectus, subject to certain exceptions. The underwriters’ representative, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

In the ordinary course of their businesses, Jefferies & Company, Inc. has and may continue to, and the other underwriters and/or their affiliates may in the future, perform investment banking, broker-dealer, lending, financial advisory or other services for us or our affiliates for which they may receive customary compensation. The address of our principal underwriter is 520 Madison Avenue, 12th Floor, New York, New York 10022.

LEGAL MATTERS

The validity of the shares of common stock offered hereby will be passed upon for us by Sullivan & Cromwell LLP, Los Angeles, California, and Venable LLP, Baltimore, Maryland, and for the underwriters by Latham & Watkins LLP, Costa Mesa, California. Sullivan & Cromwell LLP and Latham & Watkins LLP will rely on Venable LLP as to matters of Maryland law. Sullivan & Cromwell LLP also represents OFS Management. Certain legal matters in connection with the offering will be passed upon for the underwriters by Sutherland Asbill & Brennan LLP, Washington, D.C.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Until                     , 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[LOGO]

PART C

Other Information

Item 24.    Financial Statements And Exhibits

(1) Financial Statements

The financial statements of OFSI (the “Company” or the “Registrant”) will be included in Part A of this Registration Statement.

(2) Exhibits

(a)	Articles of Incorporation
(b)	Bylaws*
(c)	Not Applicable
(d)	Form of Stock Certificate*
(e)	Dividend Reinvestment Plan*
(f)	Not Applicable
(g)	Investment Advisory and Management Agreement between Registrant and OFS Management*
(h)	Form of Underwriting Agreement*
(i)	Not Applicable
(j)	Custodian Agreement between Registrant and *
(k)(1)	Administration Agreement between Registrant and First Source*
(k)(2)	Transfer Agency and Service Agreement between Registrant and *
(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*
(m)	Not Applicable
(n)	Consent of independent accountants for Registrant*
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics*

*	To be filed by amendment.

Item 25.     Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 26.    Other Expenses Of Issuance And Distribution

Commission registration fee		$58,282

Nasdaq National Market Listing Fee		$125,000

NASD filing fee		$30,500

Accounting fees and expenses	$	*	(1)

Legal fees and expenses	$	*	(1)

Printing and engraving	$	*	(1)

Miscellaneous fees and expenses	$	*	(1)

Total	$	*	(1)

(1)	These amounts are estimates.
*	To be filed by amendment.

All of the expenses set forth above shall be borne by the Company.

Item 27.    Persons Controlled By Or Under Common Control

Immediately prior to this offering, OFS Management, a Delaware limited liability company, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, OFS Management’s share ownership is expected to represent less than 1% of the common stock outstanding.

The Registrant and Special Situations Opportunity Fund I, LLC (“SSOF I”), a Delaware limited liability company, may be deemed to be under common control. Orchard Paladin Asset Management, LLC (“OP Asset Management”) owns First Source Financial, Inc., which is in turn the manager of OFS Management, our investment adviser and stockholder. OP Asset Management also indirectly owns a controlling interest in SSOF I.

In addition, Orchard Capital Corporation is the manager of OP Asset Management. Richard Ressler owns and controls Orchard Capital Corporation, which either manages or controls the following entities:

•	Orchard/JFAX Investors, LLC (a Delaware limited liability company), which has an ownership interest in j2 Global Communications, Inc., a public company.

•	HIS Holding, LLC (a Delaware limited liability company), which has an ownership interest in MAI Systems Corporation, a public company.

•	Orchard Express LLC (a Delaware limited liability company), which through its operating subsidiaries (principally TradeWinds Airlines, Inc.) is a private company in the air transport business.

•	CIM Group, LLC (a California limited liability company), which is a private company in the real estate management business.

•	Universal Telecom Services, Inc. (a Florida corporation), which is a private company in the non-US telecom services business.

See “Management” in the Prospectus contained herein.

Item 28.    Number Of Holders Of Securities

The following table sets forth the number of record holders of the Company’s common stock at April     , 2004.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	1

Item 29.    Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to oblige us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of a corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, OFS Management (the “investment adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of the Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, First Source and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of First Source’s services under the Administration Agreement or otherwise as administrator for the Company.

The Underwriters’ Agreement provides that each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Company or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.    Business And Other Connections Of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the registrant’s investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the investment adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No.             ), and is incorporated herein by reference.

Item 31.    Location Of Accounts And Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)    the Registrant, Orchard First Source, Inc., 6922 Hollywood Blvd., 9th Floor, Hollywood, CA 90028 and/or First Source Financial, Inc., 2850 West Golf Road, Suite 520, Rolling Meadows, IL 60008;

(2)    the Transfer Agent,                     ,                     ;

(3)    the Custodian,                     ,                     ; and

(4)    the registrant’s investment adviser, OFS Management, 6922 Hollywood Blvd., 9th Floor, Hollywood, CA 90028 and/or First Source Financial, Inc., 2850 West Golf Road, Suite 520, Rolling Meadows, IL 60008.

Item 32.    Management Services

Not Applicable.

Item 33.    Undertakings

1.    The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.    The Registrant undertakes that:

(a)    For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)    For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, in the State of California, on the 20th day of April, 2004.

ORCHARD FIRST SOURCE, INC.

By:	/S/ GLENN R. PITTSON
Glenn R. Pittson President, Chief Executive Officer and Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Glenn R. Pittson and Robert E. Martin with full power to act alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by the registrant and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 20, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/S/ GLENN R. PITTSON Glenn R. Pittson	President, Chief Executive Officer and Director (principal executive officer)

/S/ RAY A. MENDOZA Ray A. Mendoza	Vice President and Treasurer (principal financial and accounting officer)

/S/ RICHARD S. RESSLER Richard S. Ressler	Director

/S/ ROBERT E. MARTIN, JR. Robert E. Martin, Jr.	Director

Exhibit Index

(a)	Articles of Incorporation

(b)	Bylaws*

(c)	Not Applicable

(d)	Form of Stock Certificate*

(e)	Dividend Reinvestment Plan*

(f)	Not Applicable

(g)	Investment Advisory and Management Agreement between Registrant and OFS Management*

(h)	Form of Underwriting Agreement*

(i)	Not Applicable

(j)	Custodian Agreement between Registrant and *

(k)(1)	Administration Agreement between Registrant and First Source*

(k)(2)	Transfer Agency and Service Agreement between Registrant and *

(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*

(m)	Not Applicable

(n)	Consent of independent accountants for Registrant*

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)	Code of Ethics*

*	To be filed by amendment.